Exhibit 10.1

FIRST AMENDMENT TO MEMBERSHIP INTEREST PURCHASE AGREEMENT

THIS FIRST AMENDMENT TO THE MEMBERSHIP INTEREST PURCHASE

AGREEMENT (this “Agreement”) effective as of March 27, 2026, issued by and among Thru Tubing Solutions, Inc., a Delaware corporation, (the “Buyer”), Houston Companies, L.P., a Delaware limited partnership (“Houston L.P.”), Pintail Alternative Energy, L.L.C. (“Pintail”) and Matthew T. Houston, in his individual capacity and on behalf of each of the Sellers in his capacity as Sellers’ Representative (the “Sellers’ Representative”).

WHEREAS, the Buyer, Houston L.P., the various Sellers party thereto, Pintail, and the Sellers’ Representative are parties to that certain Membership Interest Purchase Agreement dated as of April 1, 2025 (the “Purchase Agreement”);

WHEREAS, each of the parties hereto have agreed to modify the Purchase Agreement as hereinafter set forth; and

WHEREAS, all capitalized terms set forth but not defined herein shall have the meanings ascribed to them as set forth in the Purchase Agreement.

NOW, THEREFORE, in consideration of the agreements herein expressed, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto covenant and agree as follows:

1.Section 1.2(d)(ii) of the Purchase Agreement is hereby amended and restated in its entirety as follows:

“(ii) Subject to Section 1.2(d)(iii) below, an amount of Unvested Stock Consideration equal to 33.33% of the Stock Consideration shall automatically vest (A) initially, May 11, 2026, and (B) thereafter on each subsequent annual anniversary of the Closing Date, beginning on the date that is two (2) years after the Closing Date and ending on the date that is three (3) years after the Closing Date, such that, for the avoidance of doubt, 100% of the Stock Consideration shall be fully vested on the date that is three (3) years after the Closing Date. No Unvested Stock Consideration may be sold, pledged or otherwise transferred by Houston;”

2.All other terms, covenants and conditions of the Purchase Agreement, except as modified hereby, remain unmodified and are in full force and effect.
3.The Purchase Agreement and this Agreement shall be read together as one instrument and, except as modified hereby, the Purchase Agreement shall continue in full force and effect.
4.No provision of this Agreement may be modified, terminated, waived, or amended except in a writing signed by the parties hereto.
5.This Agreement may be executed in any number of counterparts, each of which when so executed and delivered shall be deemed to be an original and all of which together shall be deemed to be one and the same instrument. Delivery of an executed counterpart of a signature page to this Agreement by telecopier, facsimile machine, portable document format (“PDF”), Electronic Signature (as defined below) or other electronic means shall be deemed to have the same legal effect as delivery of a manually executed counterpart of this Agreement. The effectiveness of any such documents and signatures shall, subject to applicable laws, have the same force and effect as manually signed originals and shall be binding on the parties “Electronic Signature” means any symbol or process attached to a document or instrument and executed or adopted by a person with the intent to sign the document or instrument, including, without limitation, any digital representation of a party’s signature created by scanning such party’s signature or by any electronic signature service such as DocuSign.

6.The Company covenants and agrees to comply with the terms, provisions and conditions of the Purchase Agreement, as modified hereby.

[Signature page follows]

IN WITNESS WHEREOF, this instrument has been executed by each of the parties hereto as of the date first above written.

THRU TUBING SOLUTIONS, INC.

By:	/s/ Ben M. Palmer
Name: Ben M. Palmer
Title: President

PINTAIL ALTERNATIVE ENERGY, L.L.C.

By:	/s/ Matthew T. Houston
Name: Matthew T. Houston
Title: Chief Executive Officer

HOUSTON COMPANIES, L.P.

By:	/s/ Matthew T. Houston
Name: Matthew T. Houston
Title: President

By:	Houston Companies GP, LLC, its General Partner

By:	/s/ Matthew T. Houston
Name: Matthew T. Houston
Title: Authorized Signatory

/s/ Matthew T. Houston
Name: Matthew T. Houston, in his individual capacity and in his capacity as Sellers’ Representative